Exhibit 10.1

SECOND FORBEARANCE AND AMENDMENT TO LOAN AGREEMENT AND NOTES

This Second Forbearance and Amendment to Loan Agreement and Notes (this “Second Amendment”) is made and entered into this 8th day of October 2025 (the “Agreement Date”), by and between Vivakor Inc., a Nevada corporation (the “Company”), and J.J. Astor & Co., a Utah corporation (the “Lender”), and amends that certain Loan and Security Agreement, as amended (the “Loan Agreement”), that certain Junior Secured Convertible Note, (the “Initial Note”), and that certain Registration Rights Agreement (the “Registration Rights Agreement”) all dated as of March 17, 2025, and amends that certain Forbearance and Amendment to Loan Agreement and Note (the “First Forbearance Agreement”) and that certain Junior Secured Convertible Note (the “Second Note”) both dated July 9, 2025, and together with the Loan Agreement, the Initial Note, and the Registration Rights Agreement, the “Transaction Documents”), all entered into by and between the Company and the Lender (collectively, the “Parties”).

RECITALS

WHEREAS, the Company failed to timely make certain Weekly Installment Payments due under the Initial Note and the Second Note, which total $2,259,319.89 and $5,685,805.13, respectively, including interest as of the date hereof (the “Past Due Payments”) and;

WHEREAS, the Lender sent the Company a notice of default effective as of August 25, 2025, accelerating all obligations of the Loan Parties under the Initial Note on September 17, 2025 (the “Initial Note Default”); and

WHEREAS, the Lender is providing notice herein of a default, acknowledged by the Company, on the Second Note and accelerating all obligations of the Second Note as of August 25, 2025 (the “Second Note Default”); and

WHEREAS, the Lender is willing to agree the Company is not in default under the Transaction Documents, effective September 30, 2025, and forbear from declaring an Event of Default under the Transaction Documents and accelerating all obligations of the Loan Parties under the Transaction Documents, subject however to the Company’s observance of and timely compliance with all upon the terms and subject to the conditions hereinafter set forth; and

WHEREAS, the Parties desire to amend the Transaction Documents to reflect certain agreed-upon modifications as a result of such Past Due Payments.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Unless otherwise defined in this Second Amendment, all capitalized terms when used herein shall have the same meaning as they are defined in the Loan Agreement and the Note.

2. Adjustments to Initial Note and the Second Note. The Initial Note and the Second Note shall be due and payable with all accrued interest on November 30, 2025. Interest on the Initial Note and the Second Note shall continue to accrue interest at the Default Interest Rate from August 25, 2025. The Conversion Prices of the Initial Note and the Second Note shall remain at the Event of Default Conversion Price.

3. Temporary Forbearance and Standstill on Default and Acceleration. Notwithstanding anything in the Transaction Documents to the contrary, the Lender agrees that upon the Company’s execution and delivery of this Second Amendment and the Third Note to waive the Existing Note Default under the Transaction Documents, which is made effective as of September 30, 2025, regardless of the date of signing of this Second Amendment and Third Note, and agrees to forbear from declaring an Event of Default under the Initial Note or the Second Note or delivering an Acceleration Notice and otherwise accelerating the payment of the Initial Note or the Second Note with respect to the Past Due Payments for a period of eight (8) weeks from the Effective Date of this Second Amendment through and including November 30, 2025, (the “Standstill Period”); provided, however, that, as a condition for such waiver and forbearance, (a) the Company will pay interest at the Default Interest Rate on the Initial Note and Second Note, (b) the Company shall issue the Third Note to the Lender, and (c) the Company shall have paid in full in cash all Past Due Payments on all three Notes on or before November 30, 2025; it being understood and agreed by the Company and the other Loan Parties that failure to timely make such Past Due Payments in full by November 30, 2025 shall void the waiver, forbearance and Standstill Period and the Lender may immediately accelerate all Obligations of the Loan Parties under the Transaction Documents, including without limitation, all three Notes (including the Third Note referred to below) and exercise all of its remedies thereunder.

4. Additional Lender Financing. In connection with the execution and effectiveness of this Second Amendment, the Lender agrees to loan the Company additional funds up to Two Million Four Hundred Fifty Thousand Dollars ($2,450,000) in one or more tranches under a new junior secured promissory note with the terms for such funding being pro rata to the original terms of the funding under the Initial Note as they existed on March 17, 2025. The initial funding amount of $1,152,000 shall be evidenced by a junior secured convertible note in $1,620,000 original principal amount (the “Third Note”) payable in forty-two (42) weekly installments of $38,572 each (the “Weekly Installments”); provided, that (i) this Third Note will have a payment holdback of $308,576 to cover the first eight (8) Weekly Installment payments, and (ii) the Company will issue to the Lender 286,000 shares of common stock for $286.00 in partial consideration for the initial financing amount of $1,152,000. On or before October 31, 2025, the Company agrees to file a pre-effective amendment to its filed Registration Statement on Form S-3 registering additional shares of its common stock under the Initial Note and the Second Note to include shares of its common stock under the Third Note in the same ratio as the Initial Note; which Registration Statement shall register for resale the Maximum Conversion Shares that are issuable under the Notes following the occurrence of any Event of Default. The documents evidencing this new loan will be executed simultaneously with this Second Amendment and the Third Note will not be deemed effective until the Lender has funded the Third Note.

5. Permitted Indebtedness. The definition of Permitted Indebtedness under the Loan Agreement and each of the Notes, including the Third Note and any future notes issued pursuant to Section 4 above, be and the same is hereby deleted in its entirety, and replaced by the following definition:

“Permitted Indebtedness” means (a) the Company’s Indebtedness to the Lender; (b) Indebtedness to the Existing Senior Lender, (c) Indebtedness existing on March 17, 2025 and disclosed in the SEC Reports, including Related Party Indebtedness; (d) unsecured Indebtedness to trade creditors incurred in the ordinary course of business; and (e) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (d) above, provided that the principal amount thereof is not increased or the payment terms thereof are not modified to impose more burdensome terms upon the Company or any Subsidiary, as the case may be.”

6. Miscellaneous.

(a) Except as expressly modified herein, all terms and provisions of the Transaction Documents shall remain in full force and effect and are incorporated herein by this reference.

(b) This Second Amendment may be executed in counterparts each of which shall be deemed an original and may be delivered electronically.

(c) Each of the Subsidiary Guarantors shall have executed a counterpart of this Second Amendment and hereby agree to be bound by all of the terms and conditions hereof.

(d) All of the provisions of Article VIII of the Loan Agreement are also deemed to be incorporated herein by this reference

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this Second Amendment as of the date first written above.

VIVAKOR, INC.

By:
Name:	James Ballengee
Title:	CEO

J.J. ASTOR & CO.

By:
Name:	Michael Pope
Title:	CEO

Accepted and Agreed to by the Subsidiary Guarantors:

SILVER FUELS DELHI, LLC, a Louisiana limited liability company

By: VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

WHITE CLAW COLORADO CITY LLC, a Texas limited liability company

By: VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

VIVAVENTURES REMEDIATION CORPORATION, a Texas corporation

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

VIVAKOR SUPPLY & TRADING, LLC., a Nevada corporation

By: VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

ENDEAVOR CRUDE, LLC, a Texas limited liability

By: VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

MERIDIAN EQUIPMENT LEASING LLC, a Texas limited liability company,

By: VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

SILVER FUELS PROCESSING LLC, a Texas limited liability company

By: VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

CPE GATHERING MIDCON, LLC, a Delaware limited liability company

By: VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

EQUIPMENT TRANSPORT, LLC, a Pennsylvania limited liability company

By: VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

RPC DESIGN & MANUFACTURING, LLC, a Utah limited liability company

By: VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

ET EMPLOYEECO, LLC, a Delaware limited liability company

By: VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO